CONSENT AGREEMENT

         THIS CONSENT AGREEMENT (this "Agreement"), dated as of July 14, 2000, by and among FIRST ALLIANCE mORTGAGE COMPANY, a corporation formed under the laws of California, as debtor-in-possession ("First Alliance"), Wells Fargo Bank Minnesota, National Association (formerly known as Norwest Bank Minnesota, National Association), in its capacity as trustee for the Wells Fargo Transactions, as defined below and also in its various capacities as master servicer, oversight agent, and custodian, as applicable, for certain other Transactions as defined below (acting in any and all such capacities, "Wells Fargo"), The Chase Manhattan Bank, in its capacity as trustee for the Chase Transactions, as defined below and also in its various capacities as master servicer and oversight agent, as applicable, for certain other Transactions as defined below (acting in any and all such capacities, "Chase"), and THE BANK OF NEW YORK, solely in its capacity as trustee for the BONY Transactions, as defined below ("BONY"), MBIA Insurance Corporation ("MBIA"), and OCWEN FEDERAL BANK FSB, a federally chartered savings bank (the "Purchaser"), recites and provides as follows:

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, Wells Fargo serves as trustee with respect to each of the following five series of First Alliance Mortgage Company, First Alliance Mortgage Loan Trust, Mortgage Loan Asset-Backed Certificates securitization transactions (the "Wells Fargo Transactions"): Series 1998-3, Series 1998-4, Series 1999-1, Series 1999-2 and Series 1999-3;

         WHEREAS, Chase serves as trustee with respect to each of the following sixteen series of First Alliance Mortgage Company, First Alliance Mortgage Loan Trust, Mortgage Loan Asset-Backed Certificates securitization transactions (the "Chase Transactions"): Series 1993-1, Series 1993-2, Series 1994-1, Series 1994-2, Series 1994-3, Series 1994-4, Series 1995-2, Series 1996-1, Series
1996-2, Series 1996-4, Series 1997-1, Series 1997-2, Series 1997-3, Series
1998-1A, Series 1998-1F and Series 1999-4;

         WHEREAS, BONY serves as trustee, with respect to each of the following two series of First Alliance Mortgage Company, First Alliance Mortgage Loan Trust, Mortgage Loan Asset-Backed Certificates securitization transactions (the "BONY Transactions"): Series 1996-3 and Series 1997-4;

         WHEREAS, MBIA acts as certificate insurer with respect to all twenty-three series of the Wells Fargo Transactions, the Chase Transactions and the BONY Transactions (collectively, the "Transactions"). With respect to each Transaction, the applicable trustee, either Wells Fargo, Chase or BONY, is referred to herein as the "Trustee," and collectively as the "Trustees," which terms as applied to Wells Fargo and Chase includes Wells Fargo and Chase, respectively, in all of their respective capacities as trustee, master servicer, oversight agent and custodian, as applicable;

         WHEREAS, the trust related to each of the Transactions (each, a "Trust") has been established pursuant to the terms of a Pooling and Servicing Agreement or an Indenture and is serviced pursuant to an agreement identified on
SCHEDULE 1 hereto (collectively, the "Pooling and Servicing Agreements");

         WHEREAS, First Alliance has also entered into various Insurance Agreements, Indemnification Agreements and other documents with respect to each of the Transactions as also identified on SCHEDULE 1 hereto (collectively, the "Documents");

         WHEREAS, First Alliance commenced a case under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") on March 23, 2000 (the "Chapter 11 Case") in the United States Bankruptcy Court for the Central District of California (the "Bankruptcy Court");

         WHEREAS, First Alliance has proposed entering into a Servicing Rights Purchase Agreement (the "Purchase Agreement") with Purchaser for the sale and conveyance of servicing rights and the assumption of servicing responsibilities with respect to the Transactions, and certain other transactions, to the Purchaser pursuant to Section 363 (b) of the Bankruptcy Code that will provide for the assumption of the Pooling and Servicing Agreements under Section 365 (b) of the Bankruptcy Code by First Alliance and the assignment of the servicing rights under the Pooling and Servicing Agreements to the Purchaser pursuant to
Section 365 (f) of the Bankruptcy Code (such assumption and assignment, the "Acquisition");

         WHEREAS, the (1) Purchaser has required the consent of MBIA and the Trustees to the assumption of the Pooling and Servicing Agreements by First Alliance, the assignment to and assumption of servicing rights by the Purchaser, the execution of the Purchase Agreement and the Acquisition and (2) MBIA and the Trustees believe that such consents are a condition to the foregoing in any event;

         WHEREAS, the Trustees and MBIA assert that First Alliance has failed to repurchase certain Mortgage Loans owned by the Trusts as to which various alleged breaches of representations or warranties materially and adversely affecting the value of such mortgage loans have occurred and have not been cured (collectively, the "Breaches"), and the Trustees and MBIA further assert that First Alliance has the obligation under Section 365 (b) of the Bankruptcy Code to cure such defaults by repurchasing the related Mortgage Loans in accordance with certain of the Pooling and Servicing Agreements contemporaneously with the assumption of those Pooling and Servicing Agreements;

         WHEREAS, MBIA and the Trustees assert certain rights and remedies against First Alliance in respect of various defaults under the terms of certain of the Documents and various rights of consent to the appointment of any servicer;

         WHEREAS, First Alliance believes that it may have claims against MBIA, the Trusts and the Trustees, which alleged claims MBIA and the Trustees dispute;

         WHEREAS, in the event that this Agreement is not approved by the Bankruptcy Court, nothing contained herein shall constitute or be construed as an admission of liability or be used for any purpose; and

         WHEREAS, the Parties hereto have agreed to resolve certain issues arising from the proposed assumption of the Pooling and Servicing Agreements upon the terms and conditions set forth herein;

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

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto hereby agree as follows:

         1. DEFINITIONS. Except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreements. In addition, the following terms shall have the following definitions:

                  (a) "ACQUISITION ORDER" shall mean the order or orders, if more than one, of the Bankruptcy Court approving the Acquisition and the settlement contained in this Agreement.

                  (b) "CLOSING DATE" shall mean the date on which the Acquisition is closed.

                  (c) "CONFIRMATION ORDER" shall mean the order of the Bankruptcy Court confirming a plan of reorganization or liquidation of First Alliance (or a plan of First Alliance proposed by any other party), dismissing First Alliance's bankruptcy case or converting First Alliance's bankruptcy case to any other chapter of the Bankruptcy Code.

                  (d) "CONFIRMATION HEARING" shall mean the hearing with respect to the Confirmation Order.

                  (e) "FINAL ORDER" shall mean an order or judgment entered by a court of competent jurisdiction, including without limitation the Bankruptcy Court, that (i) is effective, (ii) has not been reversed, stayed, modified or amended, (iii) is not the subject of a pending appeal or motion for review or reconsideration, (iv) has not been and may no longer be appealed from or otherwise reviewed or reconsidered, and (v) is final and non-appealable in accordance with applicable law, including without limitation Rule 8002 of the Federal Rules of Bankruptcy Procedure.

                  (f) "EXCESS LOSS" shall mean, with respect to a Trust, any loss, whenever incurred, that would be allocated, in accordance with the applicable Pooling and Servicing Agreement, to any of the Class A Certificates or Notes related to such Trust absent any payment under any Certificate Insurance Policy, which is to say the amount of any loss incurred by a Trust in excess of the amount of available credit support for the related Class A Certificates or Notes (including credit support represented by any related Residual Interests excess cashflow or overcollateralization, but excluding payments and rights to payment under any Certificate Insurance Policy).

                  (g) "RESIDUAL INTERESTS" shall mean, with respect to a Trust, any Class R Certificates, uninsured interest-only securities or any and all other economic interests in the Trust that are uninsured and are subordinated in right of payment to the related Class A Certificates or Notes.

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

         2. CURING OF EXCEPTIONS; REPURCHASE OF LOANS AS ADMINISTRATIVE CLAIM.

                  (a) CURING OF EXCEPTION MORTGAGE LOANS. Certain of the Breaches arise from deficiencies in the contents of the related Mortgage Files from the requirements of the Pooling and Servicing Agreements with respect to the items to be contained therein (the "Exception Loans"). First Alliance, directly or through the Purchaser, shall cause all such deficiencies to be cured and no Exception Loans to continue to exist on or before the Confirmation Hearing.

                  (b) REPURCHASE OBLIGATIONS. In the event that notwithstanding
         Section 2 (a) above, there continue to exist ten (10) days prior to the Confirmation Hearing, any Exception Loans, First Alliance agrees to repurchase each Exception Loan which continues to be an Exception Loan in the reasonable judgment of the applicable Trustee or MBIA on or before such date. First Alliance shall notify the Trustees and MBIA of the date proposed for the Confirmation Hearing at least forty five (45) business days prior to such proposed date and the Trustees and MBIA shall notify First Alliance of the remaining Exception Loans at least fifteen (15) business days prior to such proposed date. First Alliance shall repurchase all such Exception Loans ten (10) days prior to the Confirmation Hearing, without any further process before the Bankruptcy Court. Such repurchase shall be effected in accordance with the terms of the applicable Pooling and Servicing Agreement and other Documents by payment to each related Trust of the full amount of the purchase price (as defined by the applicable Pooling and Servicing Agreement or other document related to the Trust) in immediately available funds for each related Exception Loan.

                  (c) ADMINISTRATIVE CLAIM. The obligation of First Alliance set forth in Section 2 (b) above, to the extent any Exception Loan deficiency is not cured or such Exception Loan has not been repurchased, shall constitute an allowed administrative claim under
         Section 503 (b) of the Bankruptcy Code in favor of MBIA and each Trustee respecting each applicable Trust, without the necessity of any request therefor under Section 503 (a) of the Bankruptcy Code.

                  (d) FUNDING FROM ESCROW ACCOUNTS. In the event that notwithstanding Section 2 (b) and Section 2 (c) above, there continue to exist after the Confirmation Order is entered, any Exception Loans, the applicable Trustee may use funds in the Escrow Account for which it is the Controlling Party (as defined below) to cure or otherwise deal with such Exception Loans as provided herein, including without limitation the payment of any Excess Loss.

         3. ESTABLISHMENT AND USE OF ESCROW ACCOUNTS.

                  (a) FUNDING OF ESCROW ACCOUNTS BY FIRST ALLIANCE. First Alliance agrees, on or before the Closing Date, to establish and fund the following escrow accounts (the "Escrow Accounts") for the respective benefit of MBIA, and the respective Trusts and the Trustees and, to the limited extent provided herein, First Alliance as debtor-in-possession. The amount of one million dollars shall be deposited into an escrow account for the benefit of MBIA (the "MBIA

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

         Escrow Account"). The amount of one million dollars shall be deposited into an escrow account for the benefit of the Trusts for the Wells Fargo Transactions, Wells Fargo and MBIA (the "Wells Fargo Escrow Account"). The amount of nine hundred thousand dollars shall be deposited into an escrow account for the benefit of the Trusts for the Chase Transactions, Chase and MBIA (the "Chase Escrow Account"). The amount of up to four hundred thousand dollars shall be deposited into an escrow account for the benefit of the Trusts for the BONY Transactions, BONY and MBIA (the "BONY Escrow Account").

                  (b) USE OF ESCROW ACCOUNTS. Subject to subsection (c) below, the amounts on deposit in the Escrow Accounts may be used (i) to pay on behalf of MBIA, or to reimburse MBIA for, any amounts which are required to be paid by MBIA as claims, and not otherwise reimbursed, under the Certificate Insurance Policies issued in connection with any or all of the Transactions, (ii) to pay or reimburse MBIA or the Trustees for any other claims that MBIA or any Trustee may have against First Alliance or any entity affiliated with First Alliance under a Pooling and Servicing Agreement or any Documents or other documents related to the Trusts, or amounts owing or which would otherwise have been owing thereunder, (iii) to cure any Exception Loan after the Confirmation Order as provided in Section 2 (d) hereof, (iv) to pay to Chase the sum of one hundred and fifty thousand dollars ($150,000) from the Chase Escrow Account in satisfaction of all cure amounts due in connection with the Acquisition, and (v) to pay or reimburse MBIA or the Trustees for costs or expenses incurred by any of them with respect to any of the Transactions or this Agreement, including without limitation the fees and expenses of counsel to MBIA and counsel to each of the Trustees.

                  (c) WITHDRAWALS FROM ESCROW ACCOUNTS. MBIA shall have the sole authority to make withdrawals from the MBIA Escrow Account. Wells Fargo shall have the sole authority to make withdrawals from the Wells Fargo Escrow Account. Chase shall have the sole authority to make withdrawals from the Chase Escrow Account. BONY shall have the sole authority to make withdrawals from the BONY Escrow Account. MBIA, Wells Fargo, Chase and BONY are referred to herein as the "Controlling Party" with respect to the MBIA Escrow Account, the Wells Fargo Escrow Account, the Chase Escrow Account and the BONY Escrow Account, respectively. Any Controlling Party may withdraw from its escrow account to pay or reimburse an amount properly owing to it hereunder or under any Pooling and Servicing Agreement or other Documents. In addition, any Controlling Party may in its sole and absolute discretion permit the withdrawal from its escrow account to pay or reimburse an amount properly owing hereunder to any other Controlling Party. Withdrawals may be made with five (5) business days prior notice to (1) First Alliance or its designee and (2) at the option of First Alliance or its designee, its counsel as set forth in prior written notices from First Alliance or its designee to MBIA and the Trustees received at least ten
         (10) business days before the sending of the notice of withdrawal.

                  (d) INVESTMENT OF ESCROW ACCOUNTS. The Escrow Accounts shall be separate interest bearing trust accounts held in the name of the respective Controlling Party and First Alliance as debtor-in-possession, at the Controlling Party or a financial institution specified by such Controlling Party and shall be held in trust by such Controlling Party or other financial institution for the respective benefit of MBIA, the Trusts and the Trustees and, to the extent provided herein, First Alliance as debtor-in-possession. Amounts on deposit in the Escrow Accounts may be invested at the direction of the Controlling Party. Earnings on amounts on deposit in the Escrow Accounts shall be retained in the respective Escrow Account until withdrawn pursuant to this Agreement.

                  (e) LIQUIDATION OF ESCROW ACCOUNTS. On or before August 1, 2002 and annually thereafter each Controlling Party shall assess whether in its sole judgement any amount remaining in its Escrow Account may be required in the future to satisfy any use authorized in this Agreement by it or any other Controlling Party. Any amounts in excess of such anticipated future use shall be returned to, or at the previous direction of, First Alliance or pursuant to its plan of reorganization or liquidation. In any event, upon the termination of this Agreement pursuant to Section 18 hereof, any amount remaining in any of the Escrow Accounts shall be returned to, or at the previous direction of, First Alliance or pursuant to its plan of reorganization or liquidation.

                  (f) SECURITY INTEREST IN ESCROW ACCOUNTS. First Alliance hereby conveys, assigns, grants, transfers, pledges, sets over and confirms to, and grants a security interest to MBIA, the Trusts and the Trustees, for the benefit of MBIA, the Trusts and the Trustees, in the Escrow Accounts and all amounts deposited or credited to the Escrow Accounts from time to time, all investments made with amounts on deposit therein, all earnings and distributions thereon and the proceeds thereof to secure payment of the claims and other amounts set forth in, and the performance of, this Agreement; provided, however, that as between the Controlling Parties, the security interest in favor of each Controlling Party is subject to Section 3 (c) of this Agreement.

         4. ASSIGNMENT AND ASSUMPTION OF SERVICING; CONDITIONAL AGREEMENT TO EXTEND SERVICING TERM.

                  (a) EXECUTION OF SERVICING RIGHTS PURCHASE AGREEMENT; SERVICING BY PURCHASER. First Alliance and the Purchaser shall enter into the Servicing Rights Purchase Agreement in the form attached hereto as Exhibit B. The Purchaser shall assume all responsibilities as servicer with respect to all of the Transactions as set forth in the Pooling and Servicing Agreements, except as may be specifically provided in the Servicing Rights Purchase Agreement. All servicing under the Pooling and Servicing Agreements shall be subject to the provisions of this Agreement.

                  (b) EXTENSION OF SERVICING TERMS OF PURCHASER AS SERVICER. Each of the Parties acknowledges and agrees that with respect to all of the Transactions except the Series 1993-1, the Series 1993-2, the Series 1994-1, the Series 1994-2, the Series 1994-3, the Series 1994-4, the Series 1995-2 and the Series 1996-1 Transactions (the "Non-term Transactions") the servicing term of the Purchaser as servicer is for a period of two months, subject to extension of such servicing term as provided in the Pooling and Servicing Agreements, as amended. First Alliance and the Purchaser hereby agree with MBIA and the Trustees to treat all of the Transactions, including the Non-term Transactions, as having a servicing term for the Purchaser as servicer of two months on the same terms and conditions respecting the term of the respective Pooling and Servicing Agreements as set forth in the Pooling and Servicing Agreements with respect to the Transactions that are not Non-term Transactions.

                  The Trustees and MBIA hereby agree, upon the satisfaction of all Conditions Precedent under Section 7 of this Consent Agreement, to continue to extend the servicing term of the Purchaser as servicer with respect to all Transactions, and to forbear from exercising any rights to remove the Purchaser as servicer with respect to the Transactions based solely upon a servicer termination event that is a collateral-based performance trigger under the Pooling and Servicing Agreements, for so long as the following conditions are met:

                           (i) the Purchaser is appointed and performing as
                  provided in this Agreement, on or before August 15, 2000;

                           (ii) The Purchaser is in compliance with all other
                  terms and conditions of the Pooling and Servicing Agreements as assumed pursuant to the Servicing Rights Purchase Agreement and all terms and conditions of this Consent Agreement;

                           (iii) the Purchaser meets the following financial
                  covenants: (A) The Purchaser maintains at least "well capitalized" status at all times, as defined by its banking regulators, and is in good standing with all of its regulators including the Office of Thrift Supervision, the Federal Deposit Insurance Corporation, the Office of Controller of the Currency and the Federal Reserve Bank; (B) The Purchaser agrees to notify MBIA of the entry of any consent or cease and desist order or similar order or directive issued against the Purchaser by any regulator of the Purchaser; and (C) the Purchaser agrees to notify MBIA of any material adverse change in the operations or finances of the Purchaser;

                           (iv) on and after the Closing Date, the Purchaser
                  meets certain resource and procedural criteria selected by MBIA in its sole and absolute discretion, from the resource and procedural standards contained in the Purchaser's current servicing manual and attached to this Agreement, as Exhibit A;

         provided, however, that the Trustees and MBIA agree that the Purchaser shall be entitled to a period of 30 days following any failure by the Purchaser to meet the conditions contained in subsections (iii) or (iv) above to cure such breach. Without limiting the following sentence, the parties agree that time is of the essence in any transition to a successor servicer, and shall cooperate with each other if the breach is to be cured through the replacement of the servicer.

                  (c) ENFORCEMENT OF REMEDIES. Upon breach of or failure to satisfy any of (i) through (iv) of Section 4 (b) above or of any other of the conditions to the agreement to extend the servicing term and any applicable cure period under this Agreement, (i) each of the parties hereby agrees that MBIA no longer has the obligation to extend any rights of Purchaser as Servicer under the Pooling and Servicing Agreements for any of the related Transactions, including the Non-term

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

         Transactions, or to forbear from exercising any other rights and, subject to any rights of certificate holders, shall have the right to cause all authority and power of the Purchaser as Servicer under each such Pooling and Servicing Agreement to pass to and be vested in the applicable Master Servicer, Oversight Agent or Trustee, or other successor servicer approved by MBIA, (ii) each of the parties (other than the Trustees) agrees not to contest, challenge or object in any way to MBIA's exercise at any time of any such right or remedy, and
         (iii) the Purchaser agrees to resign as servicer with respect to the Non-term Transactions at the same time as the expiration of its term as servicer with respect to the other Transactions.

         5. SATISFACTION OF TRUSTEES AND MBIA CLAIMS. Subject to and conditioned upon the full and complete satisfaction of the Conditions Precedent specified in
Section 7, the Trustees and MBIA hereby agree that any claim of the Trustees and MBIA against First Alliance which is based on any actions which occurred prior to the date of this Agreement, with respect to the Pooling and Servicing Agreements or any other transaction documents related to the Trusts, shall be deemed satisfied so long as and conditional upon (i) MBIA, the Trusts and the Trustees receive all amounts to be deposited in the Escrow Accounts and a valid, first priority perfected security interest in the collateral pledged hereunder,
(ii) the representations and warranties of First Alliance and the Purchaser in this Agreement are true and correct, and all Breaches and facts which could give rise to claims have been disclosed to MBIA and the Trustees, (iii) neither the Escrow Accounts nor any transfer of an amount into or out of the Escrow Accounts is avoided or otherwise subject to any adverse decision of a court, (iv) this Agreement is not deemed unenforceable and (v) MBIA's and the Trustees' ability to use the amounts deposited into the Escrow Accounts in the manner contemplated in this Agreement is not limited in any respect. Subject to the foregoing, MBIA and the Trustees hereby consent to the assumption of the Pooling and Servicing Agreements by First Alliance for the purpose of the simultaneous assignment to and assumption of the servicing rights under all such Pooling and Servicing Agreements by the Purchaser pursuant to the Servicing Rights Purchase Agreement. The Trustees and MBIA, and their successors in interest, waive and shall be forever estopped from asserting any claim or demand arising out of such rejections or in any way related to the Breaches, except as expressly set forth in this Consent Agreement.

         Notwithstanding the foregoing or any other provisions of this Agreement, Wells Fargo is not releasing its claims with respect to certain specified miscellaneous claims identified in Exhibit C hereto.

         6. RELEASES OF THE TRUSTEES AND MBIA. First Alliance and its bankruptcy estate hereby jointly and severally irrevocably and absolutely release, remise, acquit, and discharge each of the Trustees and MBIA, their respective affiliates, and each of their respective current and former officers, directors, employees, attorneys, agents, consultants, shareholders, successors and assigns from and of any and all claims, demands, causes of action, actions, liabilities, damages, losses, expenses and costs, of any kind or nature whatsoever, absolute or contingent, matured or unmatured, liquidated or unliquidated, now known or subsequently discovered, that (i) arise out of or in any way relate to the settlement set forth herein and/or the transactions contemplated hereby (other than the performance by the Trustees and MBIA of their obligations under this Agreement) or (ii) relate to the Pooling and Servicing Agreements or the Documents. Each of First Alliance and the Purchaser hereby represents and warrants that it is not currently aware of any other claims against the Trustees or MBIA.

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

         Nothing contained herein shall extinguish any rights of First Alliance or its bankruptcy estate in its capacity as owner of a residual certificate or interest with respect to any of the Trusts.

         The parties intend that none of the terms and provisions of this Agreement alter the Certificate Insurance Policies.

         7. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE TRUSTEES AND MBIA HEREUNDER. The obligations of the Trustees and MBIA under this Agreement shall not arise until each of the following conditions (the "Conditions Precedent") is satisfied (or waived) to the reasonable satisfaction of the Trustees and MBIA, as evidenced by an officer's certificate from each of the Trustees and MBIA to such effect:

                  (a) The Acquisition Order approves the terms hereof, is in form and substance acceptable to the Trustees and MBIA in their sole and absolute discretion, and becomes a Final Order;

                  (b) The Purchaser and First Alliance have executed the Servicing Rights Purchase Agreement in the form attached hereto as Exhibit B; and

                  (c) The procedures for transfer of servicing of the Mortgage Loans to the Purchaser have been presented to MBIA and MBIA has consented to such procedures, which consent shall not unreasonably be withheld.

         8. CONTINUING REPRESENTATIONS, WARRANTIES AND COVENANTS.

                  (a) Notwithstanding the failure of the Purchaser to assume any Insurance Agreement or other Document, the Purchaser hereby represents, warrants and covenants as follows:

                           (i) Upon the request of MBIA, the Purchaser shall
                  furnish, with reasonable promptness, any financial data, financial reports and other data relating to the Purchaser as MBIA may reasonably request.

                           (ii) The Purchaser shall, upon the request of MBIA,
                  permit MBIA, or its authorized agent, at reasonable times and upon reasonable notice, to inspect the books and records of the Purchaser as they may relate to the Class A Certificates, the Mortgage Loans and the Purchaser's obligations under the Transaction Documents and to discuss matters relating to the Class A Certificates, the Mortgage Loans or the Purchaser's obligations under the Transaction Documents with an appropriate authorized officer of the Purchaser.

                           (iii) The Purchaser shall promptly deliver to MBIA
                  any Notice of Material Event (as defined in the Insurance Agreement).

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

                           (iv) Except as permitted in this Agreement or the
                  Pooling and Servicing Agreement, the Purchaser, in its capacity as Servicer, shall not take any action, or fail to take any action, if such action or failure to take action will have a material adverse effect on MBIA's ability to enforce its rights under any of the Transaction Documents.

                  (b) First Alliance shall assume and assign to the Purchaser any custodial arrangements for the Mortgage Loans and the Purchaser shall assume all obligations of First Alliance to pay fees and costs related to any existing custodial arrangements for the Mortgage Loans. In either event, First Alliance shall pay all fees due and payable before the Closing Date.

                  (c) First Alliance shall continue to provide to the Trustees all release requests as required under any Pooling and Servicing Agreement for any Mortgage Loans paid off or otherwise subject to release through the Closing Date (and shall pay all fees associated with such releases), assisted as required and as customary by the Trustees.

                  (d) Nothing in the Confirmation Order shall be inconsistent with this Agreement or the Acquisition Order.

         9. REPRESENTATIONS AND WARRANTIES. Each of the Parties hereby represents and warrants that each of the following statements is true and accurate as of the date hereof:

                  (a) This Agreement has been duly authorized and validly executed and delivered by such party and constitutes such party's legal, valid and binding obligation, enforceable against such party in accordance with its terms;

                  (b) Subject, in the case of First Alliance, to the authority of the Bankruptcy Court, such party is not subject to any restriction, agreement or law, order, writ, injunction, decree, rule or regulation of any court, administrative agency or other governmental authority that, with or without the giving of notice, the passage of time or both, would prohibit, contravene, be violated by, or be inconsistent with the execution, delivery and performance by such party of this Agreement or the consummation of the transaction effected hereby or contemplated herein; and

                  (c) There is no action, suit or proceeding pending or, to the best of such party's knowledge and belief, threatened against such party that questions the validity of, in any way legally impairs, or seeks to enjoin or otherwise prevent the execution, delivery and/or performance by such party of this Agreement or, if adversely determined, would have a material adverse effect on such party's ability to perform his or its, as the case may be, obligations hereunder.

         10. NO EXCESS LOSS; NO OTHER BREACHES. First Alliance hereby represents and warrants that to its best knowledge there has not been any loss prior to the date hereof and there will be no loss as of the Closing Date which would be defined as an "Excess Loss" if it occurred after the Closing Date. First Alliance hereby represents and warrants to each of the Trustees and MBIA that First Alliance is not aware of any breach of any representation or warranty of

First Alliance or any affiliate of First Alliance under any Pooling and Servicing Agreement or any other Documents other than the Breaches resulting directly from First Alliance's bankruptcy, or dealt with in this Agreement. MBIA and the Trustees represent that they are not aware of any such additional breaches.

         11. ATTORNEYS' FEES. In the event any litigation, arbitration or other proceeding is commenced by a party hereto against one or more of the other parties hereto for purposes of enforcing the terms of this Agreement, the prevailing party in such litigation, arbitration or other proceeding shall be entitled to recover its attorneys' fees and expenses from the non-prevailing party or parties in such litigation, arbitration or other proceeding.

         12. CONSENT TO JURISDICTION. Each of the parties hereby agrees that all actions, suits or other proceedings arising out of or relating in any way to this Agreement may, but need not, be brought in the Bankruptcy Court. Each of the parties hereby knowingly, voluntarily, intelligently, absolutely and irrevocably waives and agrees not to assert in any such action, suit or proceeding that it is not subject to the personal jurisdiction of the Bankruptcy Court or that the action, suit or proceeding should be transferred to a different venue under FORUM NON CONVENIENS principles or statutes embodying such principles.

         13. AMENDMENT. This Agreement may be amended from time to time by the parties hereto pursuant to a written agreement signed by the parties hereto.

         14. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         15. NOTICES. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows, or such other address as may be furnished by proper notice as described herein (facsimile numbers are provided below for convenience of communication and not as an alternative means of delivery of notice):

         First Alliance:     First Alliance Mortgage Company
                             17305 Von Karman Avenue
                             Irvine, California 92614
                             Attention:  Francisco Nebot / Anne Lane
                             Facsimile No.: (949) 224-6696

         Wells Fargo:        Wells Fargo Bank Minnesota, National Association
                             11000 Broken Land Parkway
                             Columbia, Maryland 21044-3562
                             Attention:  Ms. Diane E. TenHoopen
                             Facsimile No.: (410) 884-2372

         Chase:              The Chase Manhattan Bank
                             450 West 33rd Street, 15th Floor
                             New York, New York 10001-2697
                             Attention: Ms. Gale St. John
                             Facsimile No.: (212) 946-8744

         BONY:               The Bank of New York
                             101 Barclay Street - 12 East
                             New York, NY  10286
                             Attention: Trust Department
                             Fax No.: (212) 815-5309

         MBIA:               MBIA Insurance Corporation
                             113 King Street
                             Armonk, NY 10504
                             Attention:  Mr. Stephen G. Holliday
                             Facsimile No.: (914) 765-3810

         Purchaser:          Ocwen Federal Bank FSB
                             The Forum. Suite 1002
                             1675 Palm Beach Lakes BLVD.
                             West Palm Beach, Florida  33401
                             Attention:  Secretary
                             Facsimile No.:  (561)- 682-8177

         16. RELATIONSHIP OF PARTIES. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto.

         17. COUNTERPARTS. This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement.

         18. TERM. The term of this Agreement shall extend until satisfaction of all obligations of the parties hereunder and until payment in full of any and all amounts required to be paid hereunder or under the terms of any Pooling and Servicing Agreement. This Agreement shall be of no force or effect unless approved by the Bankruptcy Court in a Final Order.

         19. ENTIRE AGREEMENT; AMENDMENT. This Agreement constitutes the entire agreement and understanding between the parties concerning the subject matter hereof and supersedes and terminates all prior written and oral agreements, proposals, promises and representations of the parties respecting the subject matter hereof. No representation or promise hereafter made, nor any modification or amendment of this Agreement, shall be binding upon either party, unless made in writing and signed by the parties hereto.

         The parties hereto agree that this Agreement shall be effective as to them as provided herein without regard to whether BONY signs or does not sign this Agreement. If BONY does not sign this Agreement, the other parties to this Agreement shall have the right to treat the BONY Transactions as Transactions as defined herein, BONY shall not be a Trustee or one of the Trustees as defined herein and no amount shall be required to be deposited into the BONY Escrow Account.

         20. ASSIGNMENT; BINDING EFFECT. None of the parties hereto may assign its rights hereunder or delegate its duties and obligations hereunder without the express prior written consent of each of the Trustees and MBIA. Subject to all terms and conditions hereof, this Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

         21. NO SEVERABILITY. The terms and provisions of this Agreement are dependent upon the validity and enforceability of all of the terms and provisions hereof, and no term or provision shall be severable from this Agreement.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and delivered by its duly authorized officer thereunto as of the day and year first above written.

                                       FIRST ALLIANCE MORTGAGE COMPANY

                                       By: /S/ Francisco Nebot
                                           -----------------------------
                                       Name: Francisco Nebot
                                       Title: President and CFO


                                       WELLS FARGO BANK MINNESOTA,
                                       NATIONAL ASSOCIATION, as
                                       Trustee or Indenture
                                       Trustee and, where
                                       applicable, Master Servicer
                                       and/or Oversight Agent

                                       By: /S/ Diane E. TenHoopen
                                           -----------------------------
                                       Name: Diane E. TenHoopen
                                       Title: Vice President


                                       THE CHASE MANHATTAN BANK,
                                       as Trustee or Indenture
                                       Trustee and, where
                                       applicable, Master
                                       Servicer, Oversight Agent
                                       and/or Custodian

                                       By: /S/ Gale St. John
                                           -----------------------------
                                       Name: Gale St. John
                                       Title: Vice President


                                       THE BANK OF NEW YORK

                                       By: /S/ John Barbera
                                           -----------------------------
                                       Name: John Barbera
                                       Title: Vice President


                                       MBIA INSURANCE CORPORATION

                                       By: /S/ Christopher W. Tilley
                                           -----------------------------
                                       Name: Christopher W. Tilley
                                       Title: Senior Managing Director


                                       OCWEN FEDERAL BANK FSB

                                       By: /S/ Richard Delgado
                                           -----------------------------
                                       Name: Richard Delgado
                                       Title: Vice President

                                    EXHIBIT A
                          EXCERPTS FROM THE PURCHASER'S
                            CURRENT SERVICING MANUAL


                        SERVICING PERFORMANCE OBLIGATIONS

         On and after the Closing Date, Servicer shall meet the resource and procedural criteria below:


1. Servicer will make at least one collection call attempt per business day** for the first 15 days of delinquency. These calls are made for all mortgage loans that are past due between the first and 15th day of delinquency, except for loans that are screened out from such calls for reasons including, but not limited to: bankruptcies, interim payments in the first 30 days after transfer, loans for which the historical average payment date is before the 15th day of delinquency for which borrowers have requested in writing that Servicer not contact them. Once a promise to pay is obtained, calls will cease until the promise period, not to exceed seven days, has expired. Servicer is deemed to have satisfied this requirement if it is achieved at least 90% of the time in a given month.
2. Servicer will make at least one collection call attempt per business day** for loans greater than 15 days delinquent but not yet in foreclosure. These calls are made for all mortgage loans that are delinquent more than 15 days, except for loans that are screened out from such calls for reasons including, but not limited to: bankruptcies, loans in foreclosure and loans for which borrowers have requested in writing that Servicer not contact them. Once a promise to pay is obtained, calls will cease until the promise period, not to exceed seven days, has expired. Servicer is deemed to have satisfied this requirement if it is achieved at lest 90% of the time in a given month.
3. Servicer will mail a late notice to all borrowers once they are 5 days past their due date, except for the following loans that are screened out for such written correspondence for reasons including, but not limited to: bankruptcies, interim payments in the first 30 days after transfer and loans for which the historical average payment date is before the 15th day of delinquency. Servicer is deemed to have satisfied this requirement if it is achieved at least 90% of the time in a given month.
4. Servicer will mail a letter of intent to foreclose to all borrowers on or before the 20th day of delinquency. Servicer is deemed to have satisfied this requirement if it is achieved at least 90% of the time in a given month.
5. Servicer will send a demand letter via certified mail to all borrowers on or before the 35th day of delinquency on all loans not in bankruptcy or formal dispute. Servicer is deemed to have satisfied this requirement if it is achieved at least 90% of the time in a given month.
6. Servicer will commence foreclosure action on all borrowers on or before the 90th day of delinquency, except for borrowers in bankruptcy, borrowers who have filed a formal dispute and mortgage loans for which there is not sufficient documentation in the file for commencement of foreclosure. Servicer is deemed to have satisfied this requirement if it is achieved at lest 90% of the time in a given month.

7. Servicer will specifically assign all loans in foreclosure to a qualified Loan Resolution Consultant who will, within Accepted Servicing Practices, work with the borrower to resolve the loan pre-foreclosure sale. Servicer agrees to assign no more than 275 loans per Loan Resolution Consultant.*
8. Servicer will assign all REO to a qualified REO Sales Manager. Servicer agrees to assign no more than 140 REO per REO Sales Manager.*








*SERVICER MAY REQUEST AN INCREASE TO THESE STANDARDS ON AN ANNUAL BASIS BY DEMONSTRATING THAT TECHNOLOGY AND PROCESS IMPROVEMENTS WARRANT SUCH INCREASE AND THAT PERFORMANCE WILL REMAIN CONSISTENT WITH THAT PRIOR YEAR. APPROVAL OF SUCH CHANGES SHALL NOT BE UNREASONABLY WITHHELD.

**For purposes of defining Business Day, Friday will include Friday, Saturday and Sunday.

                                                                      SCHEDULE 1
                                                                      ----------

                                  TRANSACTIONS

                                    DOCUMENTS
                                    INCLUDING
                        POOLING AND SERVICING AGREEMENTS

FIRST ALLIANCE MORTGAGE LOAN TRUST 1993-1 MORTGAGE LOAN ASSET BACKED
--------------------------------------------------------------------
CERTIFICATES, SERIES 1993-1
---------------------------

INSURANCE AGREEMENT dated as of August 1, 1993 by and among Municipal Bond Investors Assurance Corporation, as Insurer, First Alliance Mortgage Company, as Company and as Servicer, and Chemical Bank, as Trustee.

MORTGAGE LOAN SUBSERVICING AGREEMENT dated as of April 1, 1993 by and between First Alliance Mortgage Company, as Principal, and Lomas Mortgage USA, Inc., as Subservicer.

POOLING AND SERVICING AGREEMENT dated as of August 1, 1993 by and among First Alliance Mortgage Company, as Company, First Alliance Mortgage Company, as Servicer, Chemical Bank, as Trustee, and Chemical Bank, as Master Servicer, as amended by the Amendment and Waiver dated April 15, 1996 among First Alliance Mortgage Company, First Alliance Mortgage Company, as Servicer, and Chemical Bank, as Trustee and Master Servicer, as further amended by the First Amendment to the Pooling and Servicing Agreement dated July 16, 1997 among First Alliance Mortgage Company, as Company, First Alliance Mortgage Company, as Servicer, and The Chase Manhattan Bank (as successor to Chemical Bank), as Trustee and Master Servicer, and as further amended by the Second Amendment to the Pooling and Servicing Agreement dated February 25, 1998 among First Alliance Mortgage Company, as Company, First Alliance Mortgage Company, as Servicer, and The Chase Manhattan Bank (as successor to Chemical Bank), as Trustee and Master Servicer.

MASTER LOAN TRANSFER AGREEMENT dated as of August 1, 1993 by and between Security Financial Acceptance, L.P. and First Alliance Mortgage Company, as Affiliated Originators, and First Alliance Mortgage Company, as Company.

INDEMNIFICATION AGREEMENT dated as of August 17, 1993 by and among Municipal Bond Investors Assurance Corporation, as Insurer, First Alliance Mortgage Company, as Issuer, and Prudential Securities Incorporated, as Underwriter.

FIRST ALLIANCE MORTGAGE LOAN TRUST 1993-2 MORTGAGE LOAN ASSET BACKED
--------------------------------------------------------------------
CERTIFICATES, SERIES 1993-2
---------------------------

MORTGAGE LOAN SUBSERVICING AGREEMENT dated as of April 1, 1993 by and between First Alliance Mortgage Company, as Principal, and Lomas Mortgage USA, Inc., as Subservicer.

MASTER LOAN TRANSFER AGREEMENT dated as of August 1, 1993 by and between Security Financial Acceptance, L.P. and First Alliance Mortgage Company, as Affiliated Originators, and First Alliance Mortgage Company, as Company.

CONVEYANCE AGREEMENT dated as of November 1, 1993 by and among First Alliance Mortgage Company, as Company, and First Alliance Mortgage Company and Security Financial Acceptance, L.P., as Affiliated Originators, pursuant to the Master Loan Transfer Agreement dated as of August 1, 1993 among themselves.

POOLING AND SERVICING AGREEMENT dated as of November 1, 1993 by and among First Alliance Mortgage Company, as Company, First Alliance Mortgage Company, as Servicer, Chemical Bank, as Trustee, and Chemical Bank, as Master Servicer, as amended by the First Amendment to the Pooling and Servicing Agreement dated July 16, 1997 among First Alliance Mortgage Company, as Company, First Alliance Mortgage Company, as Servicer, and The Chase Manhattan Bank (as successor to Chemical Bank), as Trustee and Master Servicer, and as further amended by the Second Amendment to the Pooling and Servicing Agreement dated February 25, 1998 among First Alliance Mortgage Company, as Company, First Alliance Mortgage Company, as Servicer, and The Chase Manhattan Bank (as successor to Chemical
Bank), as Trustee and Master Servicer.

INSURANCE AGREEMENT dated as of November 1, 1993 by and among Municipal Bond Investors Assurance Corporation, as Insurer, First Alliance Mortgage Company, as Company and as Servicer, and Chemical Bank, as Trustee.

INDEMNIFICATION AGREEMENT dated as of November 16, 1993 by and among Municipal Bond Investors Assurance Corporation, as Insurer, First Alliance Mortgage Company, as Issuer, and Prudential Securities Incorporated, as Underwriter.

FIRST ALLIANCE MORTGAGE LOAN TRUST 1994-1 MORTGAGE LOAN ASSET BACKED
--------------------------------------------------------------------
CERTIFICATES, SERIES 1994-1
---------------------------

MORTGAGE LOAN SUBSERVICING AGREEMENT dated as of April 1, 1993 by and between First Alliance Mortgage Company, as Principal, and Lomas Mortgage USA, Inc., as Subservicer.

POOLING AND SERVICING AGREEMENT dated as of February 1, 1994 by and among First Alliance Mortgage Company, as Company, First Alliance Mortgage Company, as Servicer, Chemical Bank, as Trustee, and Chemical Bank, as Master Servicer, as amended by the First Amendment to the Pooling and Servicing Agreement dated July 16, 1997 among First Alliance Mortgage Company, as Company, First Alliance Mortgage Company, as Servicer, and The Chase Manhattan Bank (as successor to Chemical Bank), as Trustee and Master Servicer, and as further amended by the Second Amendment to the Pooling and Servicing Agreement dated February 25, 1998 among First Alliance Mortgage Company, as Company, First Alliance Mortgage Company, as Servicer, and The Chase Manhattan Bank (as successor to Chemical
Bank), as Trustee and Master Servicer.

INSURANCE AGREEMENT dated as of February 1, 1994 by and among Municipal Bond Investors Assurance Corporation, as Insurer, First Alliance Mortgage Company, as Company and as Servicer, and Chemical Bank, as Trustee.

INDEMNIFICATION AGREEMENT dated as of February 14, 1994 by and among Municipal Bond Investors Assurance Corporation, as Insurer, First Alliance Mortgage Company, as Issuer, and Prudential Securities Incorporated, as Underwriter.

MASTER LOAN TRANSFER AGREEMENT dated as of August 1, 1993 by and between Security Financial Acceptance, L.P. and First Alliance Mortgage Company, as Affiliated Originators, and First Alliance Mortgage Company, as Company.

CONVEYANCE AGREEMENT dated as of February 23, 1994 by and among First Alliance Mortgage Company, as Company, and First Alliance Mortgage Company and Security Financial Acceptance, L.P., as Affiliated Originators, pursuant to the Master Loan Transfer Agreement dated as of August 1, 1993 among themselves.

FIRST ALLIANCE MORTGAGE LOAN TRUST 1994-2 MORTGAGE LOAN ASSET BACKED
--------------------------------------------------------------------
CERTIFICATES, SERIES 1994-2
---------------------------

MORTGAGE LOAN SUBSERVICING AGREEMENT dated as of April 1, 1993 by and between First Alliance Mortgage Company, as Principal, and Lomas Mortgage USA, Inc., as Subservicer.

POOLING AND SERVICING AGREEMENT dated as of May 1, 1994 by and among First Alliance Mortgage Company, as Company, First Alliance Mortgage Company, as Servicer, Chemical Bank, as Trustee, and Chemical Bank, as Master Servicer, as amended by the First Amendment to the Pooling and Servicing Agreement dated July 16, 1997 among First Alliance Mortgage Company, as Company, First Alliance Mortgage Company, as Servicer, and The Chase Manhattan Bank (as successor to Chemical Bank), as Trustee and Master Servicer, and as further amended by the Second Amendment to the Pooling and Servicing Agreement dated February 25, 1998 among First Alliance Mortgage Company, as Company, First Alliance Mortgage Company, as Servicer, and The Chase Manhattan Bank (as successor to Chemical
Bank), as Trustee and Master Servicer.

INSURANCE AGREEMENT dated as of May 1, 1994 by and among Municipal Bond Investors Assurance Corporation, as Insurer, First Alliance Mortgage Company, as Company and as Servicer, and Chemical Bank, as Trustee.

INDEMNIFICATION AGREEMENT dated as of May 20, 1994 by and among Municipal Bond Investors Assurance Corporation, as Insurer, First Alliance Mortgage Company, as Issuer, and Prudential Securities Incorporated, as Underwriter.

MASTER LOAN TRANSFER AGREEMENT dated as of August 1, 1993 by and between Security Financial Acceptance, L.P. and First Alliance Mortgage Company, as Affiliated Originators, and First Alliance Mortgage Company, as Company.

CONVEYANCE AGREEMENT dated as of May 25, 1994 by and among First Alliance Mortgage Company, as Company, and First Alliance Mortgage Company and Security Financial Acceptance, L.P., as Affiliated Originators, pursuant to the Master Loan Transfer Agreement dated as of August 1, 1993 among themselves.

FIRST ALLIANCE MORTGAGE LOAN TRUST 1994-3 MORTGAGE LOAN ASSET BACKED
--------------------------------------------------------------------
CERTIFICATES, SERIES 1994-3
---------------------------

MORTGAGE LOAN SUBSERVICING AGREEMENT dated as of April 1, 1993 by and between First Alliance Mortgage Company, as Principal, and Lomas Mortgage USA, Inc., as Subservicer.

POOLING AND SERVICING AGREEMENT dated as of August 1, 1994 by and among First Alliance Mortgage Company, as Company, First Alliance Mortgage Company, as Servicer, Bankers Trust Company, as Trustee, and Bankers Trust Company, as Master Servicer, as amended by the First Amendment to the Pooling and Servicing Agreement dated July 16, 1997 among First Alliance Mortgage Company, as Company, First Alliance Mortgage Company, as Servicer, and The Chase Manhattan Bank (as successor to Bankers Trust Company of California, N.A.), as Trustee and Master Servicer, and as further amended by the Second Amendment to the Pooling and Servicing Agreement dated February 25, 1998 among First Alliance Mortgage Company, as Company, First Alliance Mortgage Company, as Servicer, and The Chase Manhattan Bank (as successor to Bankers Trust Company of California, N.A.), as Trustee and Master Servicer.

INSURANCE AGREEMENT dated as of August 1, 1994 by and among Municipal Bond Investors Assurance Corporation, as Insurer, First Alliance Mortgage Company, as Company and as Servicer, and Bankers Trust Company of California, N.A., as Trustee.

MASTER LOAN TRANSFER AGREEMENT dated as of August 1, 1993 by and between Security Financial Acceptance, L.P. and First Alliance Mortgage Company, as Affiliated Originators, and First Alliance Mortgage Company, as Company.

CONVEYANCE AGREEMENT dated as of August 1, 1994 by and among First Alliance Mortgage Company, as Company, and First Alliance Mortgage Company and Security Financial Acceptance, L.P., as Affiliated Originators, pursuant to the Master Loan Transfer Agreement dated as of August 1, 1993 among themselves.

INDEMNIFICATION AGREEMENT dated as of August 22, 1994 by and among Municipal Bond Investors Assurance Corporation, as Insurer, First Alliance Mortgage Company, as Issuer, and Prudential Securities Incorporated, as Underwriter.

FIRST ALLIANCE MORTGAGE LOAN TRUST 1994-4 MORTGAGE LOAN ASSET BACKED
--------------------------------------------------------------------
CERTIFICATES, SERIES 1994-4
---------------------------

MORTGAGE LOAN SUBSERVICING AGREEMENT dated as of April 1, 1993 by and between First Alliance Mortgage Company, as Principal, and Lomas Mortgage USA, Inc., as Subservicer.

POOLING AND SERVICING AGREEMENT dated as of December 1, 1994 by and among First Alliance Mortgage Company, as Company, First Alliance Mortgage Company, as Servicer, and Bankers Trust Company of California, N.A., as Trustee, as amended by the First Amendment to the Pooling and Servicing Agreement dated July 16, 1997 among First Alliance Mortgage Company, as Company, First Alliance Mortgage Company, as Servicer, and The Chase Manhattan Bank (as successor to Bankers Trust Company of California, N.A.), as Trustee, and as further amended by the Second Amendment to the Pooling and Servicing Agreement dated February 25, 1998 among First Alliance Mortgage Company, as Company, First Alliance Mortgage Company, as Servicer, and The Chase Manhattan Bank (as successor to Bankers Trust Company of California, N.A.) as Trustee.

INDEMNIFICATION AGREEMENT dated as of December 1, 1994 by and among Municipal Bond Investors Assurance Corporation, as Insurer, First Alliance Mortgage Company, as Issuer, and Prudential Securities Incorporated, as Underwriter.

INSURANCE AGREEMENT dated as of December 1, 1994 by and among Municipal Bond Investors Assurance Corporation, as Insurer, First Alliance Mortgage Company, as Company and as Servicer, and Bankers Trust Company of California, N.A., as Trustee.

MASTER LOAN TRANSFER AGREEMENT dated as of August 1, 1993 by and between Security Financial Acceptance, L.P. and First Alliance Mortgage Company, as Affiliated Originators, and First Alliance Mortgage Company, as Company.

CONVEYANCE AGREEMENT dated as of December 16, 1994 by and among First Alliance Mortgage Company, as Company, and First Alliance Mortgage Company and Security Financial Acceptance, L.P., as Affiliated Originators, pursuant to the Master Loan Transfer Agreement dated as of December 1, 1994 among themselves.

FIRST ALLIANCE MORTGAGE LOAN TRUST 1995-2 MORTGAGE LOAN ASSET BACKED
--------------------------------------------------------------------
CERTIFICATES, SERIES 1995-2
---------------------------

MORTGAGE LOAN SUBSERVICING AGREEMENT dated as of April 1, 1993 by and between First Alliance Mortgage Company, as Principal, and Lomas Mortgage USA, Inc., as Subservicer.

MORTGAGE LOAN MASTER TRANSFER AGREEMENT dated as of June 30, 1995 by and between First Alliance Mortgage Company and Nationscapital Mortgage Corporation, as Originator.

CONVEYANCE AGREEMENT dated as of December 20, 1995 by and between First Alliance Mortgage Company and Nationscapital Mortgage Corporation, as Originator, pursuant to the Mortgage Loan Master Transfer Agreement dated as of June 30, 1995 between themselves.

MORTGAGE LOAN MASTER TRANSFER AGREEMENT dated as of June 30, 1995 by and between First Alliance Mortgage Company and Coast Security Mortgage Inc., as Originator.

CONVEYANCE AGREEMENT dated as of December 20, 1995 by and between First Alliance Mortgage Company and Coast Security Mortgage Inc., as Originator, pursuant to the Mortgage Loan Master Transfer Agreement dated as of June 30, 1995 between themselves.

POOLING AND SERVICING AGREEMENT dated as of December 1, 1995 by and among First Alliance Mortgage Company, as Company, First Alliance Mortgage Company, as Servicer, and The Chase Manhattan Bank (as successor to Bankers Trust Company of California, N.A.), as Trustee.

INSURANCE AGREEMENT dated as of December 1, 1995 by and among MBIA Insurance Corporation, as Insurer, First Alliance Mortgage Company, as Company, First Alliance Mortgage Company, as Servicer, and Bankers Trust Company of California, N.A., as Trustee.

INDEMNIFICATION AGREEMENT dated as of December 15, 1995 by and among MBIA Insurance Corporation, as Insurer, First Alliance Mortgage Company, as Issuer, and Prudential Securities Incorporated, as Underwriter.

SUBSEQUENT TRANSFER AGREEMENT dated as of December 20, 1995 by and among First Alliance Mortgage Company, as Company, First Alliance Mortgage Company, as Servicer, First Alliance Mortgage Loan Trust 1995-2, as Purchaser, and Bankers Trust Company of California, N.A., as Trustee for the First Alliance Mortgage Loan Trust 1995-2.

FIRST ALLIANCE MORTGAGE LOAN TRUST 1996-1 MORTGAGE LOAN ASSET BACKED
--------------------------------------------------------------------
CERTIFICATES, SERIES 1996-1
---------------------------

UNAFFILIATED SELLER'S AGREEMENT dated as of March 1, 1996 by and between Prudential Securities Secured Financing Corporation, as Depositor, and First Alliance Mortgage Company, as Unaffiliated Seller.

POOLING AND SERVICING AGREEMENT dated as of March 1, 1996 by and among Prudential Securities Secured Financing Corporation, as Depositor, First Alliance Mortgage Company, as Company, First Alliance Mortgage Company, as Servicer, and The Chase Manhattan Bank (as successor to Bankers Trust Company of California, N.A.), as Trustee.

INSURANCE AGREEMENT dated as of March 1, 1996 by and among MBIA Insurance Corporation, as Insurer, First Alliance Mortgage Company, as Company, First Alliance Mortgage Company, as Servicer, Prudential Securities Secured Financing Corporation, as Depositor, and Bankers Trust Company of California, N.A., as Trustee.

INDEMNIFICATION AGREEMENT dated as of March 28, 1996 by and among MBIA Insurance Corporation, as Insurer, First Alliance Mortgage Company, as Company, Prudential Securities Secured Financing Corporation, as Depositor, and Prudential Securities Incorporated, as Underwriter.

CONVEYANCE AGREEMENT dated as of March 29, 1996 by and between First Alliance Mortgage Company and Nationscapital Mortgage Corporation, as Originator, pursuant to the Mortgage Loan Master Transfer Agreement dated as of June 30, 1995 between themselves.

CONVEYANCE AGREEMENT dated as of March 29, 1996 by and between First Alliance Mortgage Company and Coast Security Mortgage Inc., as Originator, pursuant to the Mortgage Loan Master Transfer Agreement dated as of June 30, 1995 between themselves.

FIRST ALLIANCE MORTGAGE LOAN TRUST 1996-2 MORTGAGE LOAN ASSET BACKED
--------------------------------------------------------------------
CERTIFICATES, SERIES 1996-2
---------------------------

AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT dated as of February 12, 1999 among First Alliance Mortgage Company, as Company and Servicer, The Chase Manhattan Bank (as successor to Bankers Trust Company of California, N.A.), as Trustee, and Norwest Bank Minnesota, National Association, as Master Servicer.

INSURANCE AGREEMENT dated as of June 1, 1996 by and among MBIA Insurance Corporation, as Insurer, First Alliance Mortgage Company, as Company, First Alliance Mortgage Company, as Servicer, and Bankers Trust Company of California, N.A., as Trustee.

INDEMNIFICATION AGREEMENT dated as of June 10, 1996 by and among MBIA Insurance Corporation, as Insurer, First Alliance Mortgage Company, as Company, and Prudential Securities Incorporated, as Underwriter.

CONVEYANCE AGREEMENT dated as of June 14, 1996 by and between First Alliance Mortgage Company and Nationscapital Mortgage Corporation, as Originator, pursuant to the Mortgage Loan Master Transfer Agreement dated as of June 30, 1995 between themselves.

CONVEYANCE AGREEMENT dated as of June 14, 1996 by and among First Alliance Mortgage Company and Coast Security Mortgage Inc., as Originator, pursuant to the Mortgage Loan Master Transfer Agreement dated as of June 30, 1995 between themselves.

FIRST ALLIANCE MORTGAGE LOAN TRUST 1996-3 MORTGAGE LOAN ASSET BACKED
--------------------------------------------------------------------
CERTIFICATES, SERIES 1996-3
---------------------------

AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT dated as of February 12, 1999 among First Alliance Mortgage Company, as Company and Servicer, The Bank of New York, as Trustee, and Norwest Bank Minnesota, National Association, as Master Servicer.

INSURANCE AGREEMENT dated as of September 1, 1996 by and among MBIA Insurance Corporation, as Insurer, First Alliance Mortgage Company, as Company, First Alliance Mortgage Company, as Servicer, and The Bank of New York, as Trustee.

INDEMNIFICATION AGREEMENT dated as of September 10, 1996 by and among MBIA Insurance Corporation, as Insurer, First Alliance Mortgage Company, as Company, and Prudential Securities Incorporated, as Underwriter.

SUBSEQUENT TRANSFER AGREEMENT dated as of September 30, 1996 by and among First Alliance Mortgage Company, as Company, First Alliance Mortgage Loan Trust 1996-3, as Purchaser and The Bank of New York as Trustee for the First Alliance Mortgage Loan Trust 1996-3.

FIRST ALLIANCE MORTGAGE LOAN TRUST 1996-4 MORTGAGE LOAN ASSET BACKED
--------------------------------------------------------------------
CERTIFICATES, SERIES 1996-4
---------------------------

AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT dated as of February 12, 1999 among First Alliance Mortgage Company, as Company and Servicer, The Chase Manhattan Bank, as Trustee, and Norwest Bank Minnesota, National Association, as Master Servicer.

CUSTODIAL AGREEMENT dated as of December 1, 1996 by and among The Chase Manhattan Bank, as Trustee, First Alliance Mortgage Company, as Company, First Alliance Mortgage Company, as Servicer, and The Bank of New York, as Custodian.

INSURANCE AGREEMENT dated as of December 1, 1996 by and among MBIA Insurance Corporation, as Insurer, First Alliance Mortgage Company, as Company, First Alliance Mortgage Company, as Servicer, and The Chase Manhattan Bank, as Trustee.

INDEMNIFICATION AGREEMENT dated as of December 10, 1996 by and among MBIA Insurance Corporation, as Insurer, First Alliance Mortgage Company, as Company, and Prudential Securities Incorporated and Lehman Brothers Inc., as Underwriters.

SUBSEQUENT TRANSFER AGREEMENT dated as of December 31, 1996 by and among First Alliance Mortgage Company, as Company, First Alliance Mortgage Company, as Servicer, First Alliance Mortgage Loan Trust 1996-4, as Purchaser, and The Chase Manhattan Bank, as Trustee for the First Alliance Mortgage Loan Trust 1996-4.

FIRST ALLIANCE MORTGAGE LOAN TRUST 1997-1 MORTGAGE LOAN ASSET BACKED
--------------------------------------------------------------------
CERTIFICATES, SERIES 1997-1
---------------------------

AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT dated as of February 12, 1999 among First Alliance Mortgage Company, as Company and Servicer, The Chase Manhattan Bank, as Trustee, and Norwest Bank Minnesota, National Association, as Master Servicer.

CUSTODIAL AGREEMENT dated as of March 1, 1997 by and among The Chase Manhattan Bank, as Trustee, First Alliance Mortgage Company, as Company, First Alliance Mortgage Company, as Servicer, and The Bank of New York, as Custodian.

INSURANCE AGREEMENT dated as of March 1, 1997 by and among MBIA Insurance Corporation, as Insurer, First Alliance Mortgage Company, as Company, First Alliance Mortgage Company, as Servicer, and The Chase Manhattan Bank, as Trustee.

INDEMNIFICATION AGREEMENT dated as of March 11, 1997 by and among MBIA Insurance Corporation, as Insurer, First Alliance Mortgage Company, as Company, and Prudential Securities Incorporated and Lehman Brothers Inc., as Underwriters.

SUBSEQUENT TRANSFER AGREEMENT dated as of March 27, 1997 by and among First Alliance Mortgage Company, as Company, First Alliance Mortgage Company, as Servicer, First Alliance Mortgage Loan Trust 1997-1, as Purchaser, and The Chase Manhattan Bank, as Trustee for the First Alliance Mortgage Loan Trust 1997-1.

FIRST ALLIANCE MORTGAGE LOAN TRUST 1997-2 MORTGAGE LOAN ASSET BACKED
--------------------------------------------------------------------
CERTIFICATES, SERIES 1997-2
---------------------------

AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT dated as of February 12, 1999 among First Alliance Mortgage Company, as Company and Servicer, The Chase Manhattan Bank, as Trustee, and Norwest Bank Minnesota, National Association, as Master Servicer.

CUSTODIAL AGREEMENT dated as of June 1, 1997 by and among The Chase Manhattan Bank, as Trustee, First Alliance Mortgage Company, as Company, First Alliance Mortgage Company, as Servicer, and The Bank of New York, as Custodian.

INSURANCE AGREEMENT dated as of June 1, 1997 by and among MBIA Insurance Corporation, as Insurer, First Alliance Mortgage Company, as Company, First Alliance Mortgage Company, as Servicer, and The Chase Manhattan Bank, as Trustee.

INDEMNIFICATION AGREEMENT dated as of June 10, 1997 by and among MBIA Insurance Corporation, as Insurer, First Alliance Mortgage Company, as Company, and Prudential Securities Incorporated and Lehman Brothers Inc., as Underwriters.

SUBSEQUENT TRANSFER AGREEMENT dated as of June 30, 1997 by and among First Alliance Mortgage Company, as Company, First Alliance Mortgage Company, as Servicer, First Alliance Mortgage Loan Trust, 1997-2, as Purchaser, and The Chase Manhattan Bank, as Trustee for the First Alliance Mortgage Loan Trust, 1997-2.

FIRST ALLIANCE MORTGAGE LOAN TRUST 1997-3 MORTGAGE LOAN ASSET BACKED
--------------------------------------------------------------------
CERTIFICATES, SERIES 1997-3
---------------------------

AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT dated as of February 12, 1999 among First Alliance Mortgage Company, as Company and Servicer, The Chase Manhattan Bank, as Trustee, and Norwest Bank Minnesota, National Association, as Master Servicer.

CUSTODIAL AGREEMENT dated as of September 1, 1997 by and among The Chase Manhattan Bank, as Trustee, First Alliance Mortgage Company, as Company, First Alliance Mortgage Company, as Servicer, and The Bank of New York, as Custodian.

INSURANCE AGREEMENT dated as of September 1, 1997 by and among MBIA Insurance Corporation, as Insurer, First Alliance Mortgage Company, as Company, First Alliance Mortgage Company, as Servicer, and The Chase Manhattan Bank, as Trustee.

INDEMNIFICATION AGREEMENT dated as of September 9, 1997 by and among MBIA Insurance Corporation, as Insurer, First Alliance Mortgage Company, as Company, and Prudential Securities Incorporated and Lehman Brothers Inc., as Underwriters.

SUBSEQUENT TRANSFER AGREEMENT dated as of September 30, 1997 by and among First Alliance Mortgage Company, as Company, First Alliance Mortgage Company, as Servicer, First Alliance Mortgage Loan Trust 1997-3, as Purchaser, and The Chase Manhattan Bank, as Trustee for the First Alliance Mortgage Loan Trust 1997-3.

FIRST ALLIANCE MORTGAGE LOAN TRUST 1997-4 MORTGAGE LOAN ASSET BACKED
--------------------------------------------------------------------
CERTIFICATES, SERIES 1997-4
---------------------------

AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT dated as of February 12, 1999 among First Alliance Mortgage Company, as Company and Servicer, The Bank of New York, as Trustee, and Norwest Bank Minnesota, National Association, as Master Servicer.

INSURANCE AGREEMENT dated as of December 1, 1997 by and among MBIA Insurance Corporation, as Insurer, First Alliance Mortgage Company, as Company, First Alliance Mortgage Company, as Servicer, and The Bank of New York, as Trustee.

INDEMNIFICATION AGREEMENT dated as of December 9, 1997 by and among MBIA Insurance Corporation, as Insurer, First Alliance Mortgage Company, as Company, and Prudential Securities Incorporated and First Union Capital Markets Corp., as Underwriters.

SUBSEQUENT TRANSFER AGREEMENT dated as of December 31, 1997 by and among First Alliance Mortgage Company, as Company, First Alliance Mortgage Company, as Servicer, First Alliance Mortgage Loan Trust 1997-4, as Purchaser, and The Bank of New York, as Trustee for the First Alliance Mortgage Loan Trust 1997-4.

FIRST ALLIANCE MORTGAGE LOAN TRUST 1998-1A MORTGAGE LOAN ASSET BACKED
---------------------------------------------------------------------
CERTIFICATES, SERIES 1998-1A
----------------------------

TRUST AGREEMENT dated as of March 1, 1998 by and between First Alliance Mortgage Company, as Seller, and
Wilmington Trust Company, as Owner Trustee

AMENDED AND RESTATED SALE AND SERVICING AGREEMENT dated as of February 12, 1999 among First Alliance Mortgage Loan Trust 1998-1A, as Issuer, First Alliance Mortgage Company, as Seller and Servicer, The Chase Manhattan Bank, as Indenture Trustee, and Norwest Bank Minnesota, National Association, as Master Servicer.

INDENTURE dated as of March 1, 1998 by and between First Alliance Mortgage Loan Trust 1998-1A, as Issuer, and The Chase Manhattan Bank, as Indenture Trustee.

INSURANCE AGREEMENT dated as of March 1, 1998 by and among MBIA Insurance Corporation, as Insurer, First Alliance Mortgage Company, as Seller and as Servicer, First Alliance Mortgage Loan Trust 1998-1A, as Issuer, and The Chase Manhattan Bank, as Indenture Trustee.

CUSTODIAL AGREEMENT dated as of March 1, 1998 by and among The Chase Manhattan Bank, as Indenture Trustee, First Alliance Mortgage Company, as Seller and Servicer, First Alliance Mortgage Loan Trust 1998-1A, as Issuer, and The Bank of New York, as Custodian.
INDEMNIFICATION AGREEMENT dated as of March 10, 1998 by and among MBIA Insurance Corporation, as Insurer, First Alliance Mortgage Company, as Seller, and Prudential Securities Incorporated, as Underwriter.

SUBSEQUENT TRANSFER AGREEMENT dated as of March 31, 1998 by and among First Alliance Mortgage Company, as Servicer and Seller, First Alliance Mortgage Loan Trust 1998-1A, as Purchaser, and The Chase Manhattan Bank, as Indenture Trustee for the First Alliance Mortgage Loan Trust 1998-1A.

FIRST ALLIANCE MORTGAGE LOAN TRUST 1998-1F MORTGAGE LOAN ASSET BACKED
---------------------------------------------------------------------
CERTIFICATES, SERIES 1998-1F
----------------------------

TRUST AGREEMENT dated as of March 1, 1998 by and between First Alliance Mortgage Company, as Seller, and Wilmington Trust Company, as Owner Trustee.

AMENDED AND RESTATED SALE AND SERVICING AGREEMENT dated as of February 12, 1999 among First Alliance Mortgage Loan Trust 1998-1F, as Issuer, First Alliance Mortgage Company, as Seller and Servicer, The Chase Manhattan Bank, as Indenture Trustee, and Norwest Bank Minnesota, National Association, as Master Servicer.

INDENTURE dated as of March 1, 1998 by and between First Alliance Mortgage Loan Trust 1998-1F, as Issuer, and The Chase Manhattan Bank, as Indenture Trustee.

INSURANCE AGREEMENT dated as of March 1, 1998 by and among MBIA Insurance Corporation, as Insurer, First Alliance Mortgage Company, as Seller and as Servicer, First Alliance Mortgage Loan Trust 1998-1F, as Issuer, and The Chase Manhattan Bank, as Indenture Trustee.

CUSTODIAL AGREEMENT dated as of March 1, 1998 by and among The Chase Manhattan Bank, as Indenture Trustee, First Alliance Mortgage Company, as Seller and Servicer, First Alliance Mortgage Loan Trust 1998-1F, as Issuer, and The Bank of New York, as Custodian.

INDEMNIFICATION AGREEMENT dated as of March 10, 1998 by and among MBIA Insurance Corporation, as Insurer, First Alliance Mortgage Company, as Seller, and Wheat First Securities, Inc., acting through First Union Capital Markets, a division of Wheat First Securities, Inc., as Underwriter.

SUBSEQUENT TRANSFER AGREEMENT dated as of March 31, 1998 by and among First Alliance Mortgage Company, as Servicer and Seller, First Alliance Mortgage Loan Trust 1998-1F, as Purchaser, and The Chase Manhattan Bank, as Indenture Trustee for the First Alliance Mortgage Loan Trust 1998-1F.

FIRST ALLIANCE MORTGAGE LOAN TRUST 1998-3 MORTGAGE LOAN ASSET BACKED
--------------------------------------------------------------------
CERTIFICATES, SERIES 1998-3
---------------------------

AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT dated as of February 12, 1999 among First Alliance Mortgage Company, as Seller and Servicer, and Norwest Bank Minnesota, National Association, as Trustee and Master Servicer.

INSURANCE AGREEMENT dated as of September 1, 1998 by and among MBIA Insurance Corporation, as Insurer, First Alliance Mortgage Company, as Seller, First Alliance Mortgage Company, as Servicer, and Norwest Bank Minnesota, National Association, as Trustee.

INDEMNIFICATION AGREEMENT dated as of September 14, 1998 by and among MBIA Insurance Corporation, as Insurer, First Alliance Mortgage Company, as Seller, and Prudential Securities Incorporated and Wheat First Securities, Inc., acting through First Union Capital Markets, a division of Wheat First Securities, Inc., as Underwriters.

SUBSEQUENT TRANSFER AGREEMENT dated as of September 30, 1998 by and among First Alliance Mortgage Company, as Seller and Servicer, First Alliance Mortgage Loan Trust 1998-3, as Purchaser, and Norwest Bank Minnesota, National Association, as Trustee for the First Alliance Mortgage Loan Trust 1998-3.

FIRST ALLIANCE MORTGAGE LOAN TRUST 1998-4 MORTGAGE LOAN ASSET BACKED
--------------------------------------------------------------------
CERTIFICATES, SERIES 1998-4
---------------------------

POOLING AND SERVICING AGREEMENT dated as of December 1, 1998 by and between First Alliance Mortgage Company, as Seller and Servicer, and Norwest Bank Minnesota, National Association, as Trustee and Master Servicer.

INSURANCE AGREEMENT dated as of December 1, 1998 by and among MBIA Insurance Corporation, as Insurer, First Alliance Mortgage Company, as Seller, First Alliance Mortgage Company, as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and Master Servicer.

INDEMNIFICATION AGREEMENT dated as of December 7, 1998 by and among MBIA Insurance Corporation, as Insurer, First Alliance Mortgage Company, as Seller, and Prudential Securities Incorporated, as Underwriter.

SUBSEQUENT TRANSFER AGREEMENT dated as of December 29, 1998 by and among First Alliance Mortgage Company, as Seller and Servicer, First Alliance Mortgage Loan Trust 1998-4, as Purchaser, and Norwest Bank Minnesota, National Association, as Trustee and Master Servicer.

FIRST ALLIANCE MORTGAGE LOAN TRUST 1999-1 MORTGAGE LOAN ASSET BACKED
--------------------------------------------------------------------
CERTIFICATES, SERIES 1999-1
---------------------------

POOLING AND SERVICING AGREEMENT dated as of March 1, 1999 by and between First Alliance Mortgage Company, as Seller and Servicer, and Norwest Bank Minnesota, National Association, as Trustee and Oversight Agent.

INSURANCE AGREEMENT dated as of March 1, 1999 by and among MBIA Insurance Corporation, as Insurer, First Alliance Mortgage Company, as Seller, First Alliance Mortgage Company, as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and Oversight Agent.

INDEMNIFICATION AGREEMENT dated as of March 11, 1999 by and among MBIA Insurance Corporation, as Insurer, First Alliance Mortgage Company, as Seller, and Lehman Brothers Inc., as Underwriter.

SUBSEQUENT TRANSFER AGREEMENT dated as of March 30, 1999 by and among First Alliance Mortgage Company, as Seller and Servicer, First Alliance Mortgage Loan Trust 1999-1, as Purchaser, and Norwest Bank Minnesota, National Association, as Trustee and Oversight Agent.

FIRST ALLIANCE MORTGAGE LOAN TRUST 1999-2 MORTGAGE LOAN ASSET BACKED
--------------------------------------------------------------------
CERTIFICATES, SERIES 1999-2
---------------------------

POOLING AND SERVICING AGREEMENT dated as of June 1, 1999 by and between First Alliance Mortgage Company, as Seller and Servicer, and Norwest Bank Minnesota, National Association, as Trustee and Oversight Agent.

INSURANCE AGREEMENT dated as of June 1, 1999 by and among MBIA Insurance Corporation, as Insurer, First Alliance Mortgage Company, as Seller, First Alliance Mortgage Company, as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and Oversight Agent.

INDEMNIFICATION AGREEMENT dated as of June 7, 1999 by and among MBIA Insurance Corporation, as Insurer, First Alliance Mortgage Company, as Seller, and Lehman Brothers Inc., as Underwriter.

SUBSEQUENT TRANSFER AGREEMENT dated as of June 28, 1999 by and among First Alliance Mortgage Company, as Seller and Servicer, First Alliance Mortgage Loan Trust 1999-2, as Purchaser, and Norwest Bank Minnesota, National Association, as Trustee and Oversight Agent.

FIRST ALLIANCE MORTGAGE LOAN TRUST 1999-3 MORTGAGE LOAN ASSET BACKED
--------------------------------------------------------------------
CERTIFICATES, SERIES 1999-3
---------------------------

POOLING AND SERVICING AGREEMENT dated as of September 1, 1999 by and between First Alliance Mortgage Company, as Seller and Servicer, and Norwest Bank Minnesota, National Association, as Trustee and Oversight Agent.

INSURANCE AGREEMENT dated as of September 1, 1999 by and among MBIA Insurance Corporation, as Insurer, First Alliance Mortgage Company, as Seller, First Alliance Mortgage Company, as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and Oversight Agent.

INDEMNIFICATION AGREEMENT dated as of September 13, 1999 by and among MBIA Insurance Corporation, as Insurer, First Alliance Mortgage Company, as Seller, and Lehman Brothers Inc., as Underwriter.

SUBSEQUENT TRANSFER AGREEMENT dated as of September 28, 1999 by and among First Alliance Mortgage Company, as Seller and Servicer, First Alliance Mortgage Loan Trust 1999-3, as Purchaser, and Norwest Bank Minnesota, National Association, as Trustee and Oversight Agent.

FIRST ALLIANCE MORTGAGE LOAN TRUST 1999-4 MORTGAGE LOAN ASSET BACKED
--------------------------------------------------------------------
CERTIFICATES, SERIES 1999-4
---------------------------

POOLING AND SERVICING AGREEMENT dated as of December 1, 1999 by and between First Alliance Mortgage Company, as Seller and Servicer, and The Chase Manhattan Bank, as Trustee and Oversight Agent.

INSURANCE AGREEMENT dated as of December 1, 1999 by and among MBIA Insurance Corporation, as Insurer, First Alliance Mortgage Company, as Seller, First Alliance Mortgage Company, as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and Oversight Agent.

CUSTODIAL AGREEMENT dated as of December 1, 1999 by and among The Chase Manhattan Bank, as Trustee, First Alliance Mortgage Company, as Seller and Servicer, and Norwest Bank Minnesota, National Association, as Custodian.

INDEMNIFICATION AGREEMENT dated as of December 10, 1999 by and among MBIA Insurance Corporation, as Insurer, First Alliance Mortgage Company, as Seller, and Lehman Brothers Inc., as Underwriter.

                                    EXHIBIT B

                   FORM OF SERVICING RIGHTS PURCHASE AGREEMENT

                                    EXHIBIT C

                MISCELLANEOUS CLAIMS NOT RELEASED BY WELLS FARGO





Proof of claim in the amount of $2,236.46 filed on June 29, 2000 at 3:33 p.m. for attorneys' fees and expenses incurred in connection with the failed First Alliance Mortgage Loan Trust 2000-1 transaction.

Proof of claim in the amount of $12,621.00 filed on June 29, 2000 at 3:33 p.m. for fees relating to initial pool certifications.